Exhibit 10.11

Execution Version

CONSENT TO INTERCREDITOR AGREEMENT AND

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS CONSENT TO INTERCREDITOR AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 13, 2020 (this “Agreement”), relating to the Intercreditor Agreement and Credit Agreement referred to below, is made by and among PROFRAC SERVICES, LLC (the “Borrower”), ProFrac Holdings, LLC (“Holdings”), PROFRAC MANUFACTURING, LLC (“Manufacturing”), the ABL Claimholders party hereto, the Lenders party hereto, the Letter of Credit Issuer, the Swingline Lender and Barclays Bank PLC, as collateral agent for the holders of the ABL Obligations (the “ABL Collateral Agent”) and administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

RECITALS

WHEREAS, the Borrower, Holdings, Manufacturing, the other Obligors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Agent have entered into the Credit Agreement, dated as of March 14, 2018 (as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, the “Existing Credit Agreement” and, as amended by this Agreement, and as further amended, restated, supplemented or otherwise modified from time to time after the effectiveness of this Agreement, the “Credit Agreement”);

WHEREAS, the Borrower, Holdings, Manufacturing, the other Grantors from time to time party thereto, the ABL Collateral Agent and Barclays Bank PLC, as collateral agent for the holders of the Fixed Asset Obligations (the “Fixed Asset Collateral Agent”) have entered into the Intercreditor Agreement, dated as of September 7, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”; capitalized terms not otherwise defined herein having the meanings ascribed to them in the Credit Agreement or the Intercreditor Agreement, as applicable);

WHEREAS, the Borrower has notified the ABL Collateral Agent, the Agent, the ABL Claimholders and the Lenders that it is seeking, on or substantially concurrently with the Effective Date, to amend the Term Loan Credit Agreement to, among other things, increase the applicable margin of the interest rate such that the margin applicable to all Fixed Asset Obligations may be increased by more than 2.00 percentage points per annum (the “Term Loan Interest Rate Increase”);

WHEREAS, the Borrower has requested that the ABL Collateral Agent (pursuant to an authorization from a majority of the ABL Claimholders) consent to such Term Loan Interest Rate Increase on the terms set forth herein;

WHEREAS, the Borrower wishes to make certain amendments to the Existing Credit Agreement on the terms set forth herein; and

WHEREAS, in accordance with Section 12.1 of the Existing Credit Agreement, the Existing Credit Agreement may be amended, supplemented or modified in writing signed by the Required Lenders, the Letter of Credit Issuer, the Swingline Lender, the Agent and the Borrower;

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1. Limited Consent and Amendment

(a) Limited Consent. The ABL Claimholders hereby authorize the ABL Collateral Agent to consent to the Term Loan Interest Rate Increase, and the ABL Collateral Agent hereby consents to the Term Loan Interest Rate Increase, in each case, effective on, and subject to the occurrence of, the Effective Date (as defined below) and notwithstanding any provision of the Credit Agreement or the Intercreditor Agreement to the contrary. For the avoidance of doubt, it is understood and agreed that any future increases after the Effective Date to the applicable margin of the interest rate of any Fixed Asset Obligations (i) are not consented to hereunder and (ii) will, subject to and to the extent required by Section 5.3(b)(i) of the Intercreditor Agreement, require the consent of the ABL Collateral Agent (pursuant to an authorization from a majority of the ABL Claimholders) at such time.

(b) Amendment to Existing Credit Agreement. The Existing Credit Agreement is, as of the Effective Date (as defined below) and subject to the satisfaction of the applicable conditions precedent set forth in Section 2 of this Agreement, hereby amended as follows:

The second proviso to clause (a) of the definition of “LIBOR Rate” of Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided, further, that if any such rate determined pursuant to the preceding clauses (i) or (ii) is below 0.75%, the LIBOR Rate will be deemed to be 0.75%; and”

SECTION 2. Conditions to Effectiveness. This Agreement shall become effective on the first date (such date, the “Effective Date”) when, and only when, each of the conditions set forth below shall have been satisfied in accordance with the terms herein:

(a) the ABL Collateral Agent and the Agent shall have received duly executed counterparts of this Agreement by the Borrower, Holdings, Manufacturing, the ABL Collateral Agent, the ABL Claimholders holding a majority of the ABL Obligations, the Agent, the Letter of Credit Issuer, the Swingline Lender and the Required Lenders to the Existing Credit Agreement;

(b) the ABL Collateral Agent, the ABL Claimholders party hereto, the Agent and the Lenders party hereto shall have received all other fees and amounts due and payable on or prior to the Effective Date, including reimbursement or payment of all reasonable and documented or invoiced out-of-pocket costs and expenses associated with this Agreement, such costs and expenses to be limited in the case of legal costs and expenses to the Attorney Costs;

(c) the representations and warranties set forth in this Agreement or any other Loan Document shall be true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(d) no Default or Event of Default shall have occurred and be continuing or shall result, in each case, after giving effect to this Agreement.

SECTION 3. Representations and Warranties of the Obligors. To induce the ABL Collateral Agent, the ABL Claimholders party hereto, the Agent, the Letter of Credit Issuer, the Swingline Lender and the Lenders party hereto to enter into this Agreement, each of the Borrower, Holdings and Manufacturing hereby represent and warrant to the ABL Collateral Agent, the ABL Claimholders, the Agent, the Letter of Credit Issuer, the Swingline Lender and the Lenders that:

(a) each of the Borrower, Holdings and Manufacturing has the power and authority to execute, deliver and perform this Agreement. Each of the Borrower, Holdings and Manufacturing has taken all necessary corporate or limited liability action to authorize the execution, delivery and performance, as applicable, of this Agreement. This Agreement has been duly executed and delivered on behalf of the Borrower, Holdings and Manufacturing. Upon its execution, this Agreement constitutes a legal, valid and binding obligation of each of the Borrower, Holdings and Manufacturing, enforceable against each of the Borrower, Holdings and Manufacturing in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, winding up, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at Law) and an implied covenant of good faith and fair dealing. Holdings’ and each Obligor’s execution, delivery and performance of this Agreement does not (x) conflict with, or constitute a violation or breach of, the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which Holdings, such Obligor or any of its Restricted Subsidiaries is a party or which is binding upon it, (b) any Requirement of Law applicable to Holdings, such Obligor or any of its Restricted Subsidiaries or (c) any Charter Documents of Holdings, such Obligor or any of its Restricted Subsidiaries, in each case, in any respect that would reasonably be expected to have a Material Adverse Effect or (y) result in the imposition of any Lien (other than Liens created by the Security Documents) upon the property of Holdings, such Obligor or any of its Restricted Subsidiaries by reason of any of the foregoing;

(b) no Default or Event of Default has occurred and is continuing or would occur, in each case, after giving effect to this Agreement;

(c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement, other than (i) those that have been obtained or made and are in full force and effect and (ii) where failure to obtain, effect or make any such approval, consent, exemption, authorization, or other action, notice or filing would not reasonably be expected to have a Material Adverse Effect; and

(d) after giving effect to this Agreement, the representations and warranties of the Borrower and each of the other Obligors contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (except to the extent such representation and warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date), except that any representations and warranties subject to “materiality”, “Material Adverse Effect” or similar materiality qualifiers shall be true and correct in all respects (except to the extent such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all respects as of such earlier date).

By executing this Agreement and making the representations and warranties set forth herein, each of the Borrower, Holdings and Manufacturing is certifying that the conditions set forth in clauses (c) and (d) of Section 2 of this Agreement have been satisfied.

SECTION 4. Expenses. The Borrower hereby reconfirms the obligations of the Borrower pursuant to Section 14.7 of the Credit Agreement to pay all reasonable and documented or invoiced out-of-pocket costs and expenses incurred by the ABL Collateral Agent and the Agent in connection with this Agreement.

SECTION 5. No Other Consents, Amendments or Waivers; Reaffirmation of the Loan Parties.

(a) Except as expressly provided herein (i) the Credit Agreement, the Intercreditor Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the consents and agreements of the ABL Collateral Agent, the ABL Claimholders, the Agent, the Letter of Credit Issuer, the Swingline Lender and the Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (iii) this Agreement shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the ABL Collateral Agent, any ABL Claimholder, the Agent, the Letter of Credit Issuer, the Swingline Lender or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. Notwithstanding anything to the contrary herein, to the extent there is a conflict between (x) this Agreement and (y) any provision of the Existing Credit Agreement, the Lenders and each other Obligor hereby agree that this Agreement and such amendments to the Credit Agreement shall control.

(b) This Agreement shall constitute a Loan Document.

(c) Each of the Borrower, Holdings and Manufacturing hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Obligor is a party is, and the obligations of such Obligor contained in the Existing Credit Agreement, the Intercreditor Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Agreement. For greater certainty and without limiting the foregoing, each of the Borrower, Holdings and Manufacturing hereby confirms that the existing security interests granted by such Obligor in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 6. No Reliance, Etc. For the avoidance of doubt, and without limitation of any other provisions of the Credit Agreement, the Intercreditor Agreement or the other Loan Documents, Barclays Bank PLC, in its capacities as ABL Collateral Agent and Agent, shall be entitled to the benefits of Sections 13.3, 13.4 and 14.18 of the Credit Agreement as if such provisions were set forth in full herein mutatis mutandis.

SECTION 7. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 8.3 of the Intercreditor Agreement and Section 12.1 of the Credit Agreement.

SECTION 8. Integration; Effect of Modifications. This Agreement represents the entire agreement of the Borrower, the other Obligors, the ABL Collateral Agent, the ABL Claimholders party hereto, the Agent, the Letter of Credit Issuer, the Swingline Lender and the Lenders party hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the ABL Collateral Agent, any ABL Claimholder, the Agent, the Letter of Credit Issuer, the Swingline Lender or any Lender relative to the subject matter hereof not expressly set forth or referred to herein. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or the Intercreditor Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Intercreditor Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Intercreditor Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Intercreditor Agreement as modified hereby. It is further understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as modified hereby and that this Agreement is a Loan Document.

SECTION 9. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS; PROCESS AGENTS. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 14.3 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH

RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

SECTION 11. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement, the Credit Agreement, the Intercreditor Agreement or any instrument or agreement required hereunder.

SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, and by each party hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement may be executed by facsimile or other electronic communication and the effectiveness of this Agreement and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The ABL Collateral Agent and/or the Agent may require that any such documents and signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic signature.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

PROFRAC SERVICES, LLC

By:	/s/ Matt Wilks
	Name:	Matt Wilks
	Title:	President/CFO

PROFRAC HOLDINGS, LLC

By:	/s/ Matt Wilks
	Name:	Matt Wilks
	Title:	President/CFO

PROFRAC MANUFACTURING, LLC

By:	/s/ Matt Wilks
	Name:	Matt Wilks
	Title:	President/CFO

[Signature Page to Consent to Intercreditor Agreement and Fourth Amendment to Credit Agreement]

BARCLAYS BANK PLC, as the ABL Collateral Agent, an ABL Claimholder, the Agent, the Letter of Credit Issuer, the Swingline Lender and a Lender

By:	/s/ Komal Ramkirath
	Name:	Komal Ramkirath
	Title:	Assistant Vice President

[Signature Page to Consent to Intercreditor Agreement and Fourth Amendment to Credit Agreement]

Citibank, N.A., as an ABL Claimholder and a Lender

By:	/s/ Jeff Royston
	Name:	Jeff Royston
	Title:	SVP

If a second signatory is necessary:

By:
Name:
Title:

[Signature Page to Consent to Intercreditor Agreement and Fourth Amendment to Credit Agreement]

Siemens Financial Services, Inc., as an ABL Claimholder and a Lender

By:	/s/ Mark Schafer
	Name:	Mark Schafer
	Title:	Vice President

By:	/s/ Maria Levy
	Name:	Maria Levy
	Title:	Vice President

[Signature Page to Consent to Intercreditor Agreement and Fourth Amendment to Credit Agreement]